MET INVESTORS SERIES TRUST

                         FEDERATED HIGH YIELD PORTFOLIO

        Supplement dated August 21, 2006 to Prospectus dated May 1, 2006

         Effective August 21, 2006, Federated Investment Management Company ("Federated") has resigned as Adviser to the Portfolio. On August 10, 2006, the Board of Trustees of Met Investors Series Trust (the "Trust") approved a new Investment Advisory Agreement (the "Agreement") with respect to the Portfolio between the Manager and BlackRock Financial Management, Inc. ("BlackRock"). The Agreement is not subject to shareholder approval and will become effective on August 21, 2006. The Management Agreement between the Trust and the Manager relating to the Portfolio will remain in effect. However, because of the sub-advisory fee charged by BlackRock is greater than that charged by Federated, shareholders of the Portfolio will be asked to approve an elimination of future breakpoints to cover its increased sub-advisory costs.

         Under the Agreement, BlackRock will become the Adviser to the Portfolio, succeeding Federated, and will become responsible for the day-to-day management of the Portfolio's investment operations under the oversight of the Manager. Accordingly, the name of the Portfolio will be changed to the "BlackRock High Yield Portfolio" at the time the Agreement takes effect. BlackRock's address is 40 East 52nd Street, New York, New York 10022.

         The transition from Federated to BlackRock as Adviser of the Portfolio will involve certain portfolio transaction costs as BlackRock restructures the Portfolio to reflect BlackRock's investment strategy, as described below. It is impossible to estimate with certainty what the amount of these transition costs will be, but it is currently not expected to be significant.

         Investment Objective; Principal Investment Strategy

         In connection with the change in Adviser, the Portfolio's investment objective will change from seeking high current income to seeking to maximize total return, consistent with income generation and prudent investment management. Under BlackRock's management, the Portfolio will invest primarily in non-investment grade bonds with maturities of ten years or less. The Portfolio will normally invest at least 80% of its assets in high yield bonds, including convertible and preferred securities. The high yield securities (commonly called "junk bonds") acquired by the Portfolio will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's Ratings Group ("S&P") or Ba or lower by Moody's Investors Service, Inc. ("Moody's") or will be determined by the Adviser to be of similar quality. Split rate bonds will be considered to have the higher credit rating. The Portfolio may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The Portfolio's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

         The Adviser evaluates sectors of the high yield market and individual bonds within these sectors. Securities are purchased for the Portfolio when the Adviser determines that they have the potential for above-average total return.

         To add additional diversification, the Adviser can invest in a wide range of securities including corporate bonds, mezzanine investments, collateralized bond obligations ("CBOs"), bank loans and mortgage-backed and asset-backed securities. The Portfolio can also invest, to the extent consistent with its investment goal, in non-U.S. and emerging market securities and currencies. The Portfolio may invest in securities of any rating, and may invest up to 10% of its assets (measured at the time of investment) in distressed securities that are in default or the issuers of which are in bankruptcy. These securities involve considerable risk and have significant uncertainties regarding the issuer's current or future ability to make interest and principal payments. Typically the Adviser will invest in distressed securities when it believes they are undervalued.

         The Adviser team may, when consistent with the Portfolio's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such a reverse repurchase agreements or dollar rolls).

         The Portfolio may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

         Primary Risks:

         In addition to the primary risks set forth in the Prospectus, an investment in the Portfolio is subject to the following additional primary risks:

         If the Portfolio invests in high yield securities that are rated C or below, the Portfolio will incur significant risk in addition to the risks generally associated with investments in high yield securities. Distressed securities frequently do not produce income while they are outstanding. The Portfolio may purchase distressed securities that are in default or the issuers of which are in bankruptcy. The Portfolio may be required to bear certain extraordinary expenses in order to protect and recover its investment. The Portfolio will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.

         Mezzanine securities (which are subordinated securities which receive payments of interest and principal after other more senior security holders are paid) carry the risk that the issuer will not be able to meet its obligations and that the equity securities purchased with the mezzanine investments may lose value.

         The market for bank loans my not be highly liquid and the Portfolio may have difficulty selling them. These investments expose the Portfolio to the credit risk of both the financial institution and the underlying borrower.

         The pool of high yield securities underlying CBOs is typically separated into groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degree of protection and pay lower interest rates. The lower tranches, with greater risk, pay higher interest rates.

         The Portfolio also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

         Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

         Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to the prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

         If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the values of the Portfolio's shares to fluctuate more.

         Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit care receivables may be insufficient to support the payments on the securities.

         The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

         The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counter party. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

         Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the Portfolio to greater risk and increase its costs. To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the securities held by the Portfolio will be magnified when the Portfolio uses leverage. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

         The Portfolio may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in non-"U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets.

         High portfolio turnover (more than 100%) may result in increased transaction costs to the Portfolio, including brokerage commissions dealer mark-ups and other transactions costs on the sale of the securities and on reinvestment in other securities. These effects of higher than normal portfolio turnover may adversely affect the Portfolio's performance.

         Additional Investment Strategies:

         In addition to the principal investment strategies discussed above, the Portfolio may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. These strategies and techniques may involve risks. (Please note that some of these strategies may be a principal investment strategy for the Portfolio and consequently are also described above.) The Portfolio is not limited by this discussion and may invest in other types of securities not precluded by the policies discussed in this Supplement.

         In addition to those securities permitted for the Portfolio as set forth in the Prospectus, the Portfolio may also invest in: Dollar Roll Transactions and Interest Rate Transactions.

         In addition, although permitted in the Prospectus, the Portfolio does not currently intend to invest in the following securities: Brady Bonds, Depositary Receipts, High Quality Short-Term Debt Obligations, Hybrid Instruments, Other Investment Companies, Real Estate Investment Trusts, or Structured Notes.

         Portfolio Management:

         The Portfolio is managed by a team of investment professionals at BlackRock including the following individuals who have day-to-day responsibility: Jeffrey Gary, Managing Director of BlackRock Financial Management, Inc. (BFM) since 2003, and Scott Amero, Managing Director of BFM since 1990.

         Mr. Gary is the head of the High Yield Team and is a member of the Investment Strategy Group. Prior to joining BFM in 2003, he was a Managing Director and portfolio manager with AIG (American General) Investment Group.

         Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of Global Credit research and a member of BlackRock's Management Committee and Investment Strategy Group.

         Prior Experience with Comparable Fund:

         The Portfolio and the BlackRock Funds High Yield Bond Portfolio, which is also advised by BlackRock, have substantially similar investment objectives, policies, and strategies. BlackRock began managing the Portfolio in August, 2006. In order to provide you with information regarding the investment capabilities of BlackRock, performance information regarding the BlackRock Funds High Yield Bond Portfolio is presented. Management fees paid by the BlackRock Funds High Yield Bond Portfolio are less than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the BlackRock Funds High Yield Bond Portfolio, the average annual return during the period would have been less than the returns set forth below. The result assumes that the current management fee paid by the BlackRock Funds High Yield Bond Portfolio, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of BlackRock Funds High Yield Bond Portfolio and the Portfolio will vary.

         The table below compares the BlackRock Funds High Yield Bond Portfolio's average annual compounded total returns for the 1 - and 5- year periods and since inception on 11/19/98 through 12/31/05 with the Lehman High Yield Bond - 2% Issuer Cap Index ("Lehman HY Index"). An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.


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                               Average Annual Total Return as of 12/31/05
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                                                                                               Since
                                                                1 Year       5 Year          Inception
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

BlackRock Funds High Yield Bond Portfolio -                     3.92%        10.07%         7.31%
Institutional shares
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Lehman HY Index                                                 2.76%        9.12%          5.88%*
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         * Performance data is from 11/30/98.
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